NOTE 11 - INCOME TAXES	12 Months Ended
Dec. 29, 2012
Income Tax Disclosure [Text Block]
NOTE 11 – INCOME TAXES

	2012	2011

Current provision	$2,893	$1,302
Deferred provision	299	527

Total provision for income taxes	$3,192	$1,829

The following table reconciles the expected federal tax provision applied to pre-tax income based on the federal statutory tax rate of 34% to the actual tax provision:

	2012	2011

Income before income taxes	$9,063	$5,379

Income tax provision at Federal statutory rate	$3,081	$1,829

State income taxes	171	39
Other	(60)	(39)

Total income tax provision	$3,192	$1,829

The tax effect of temporary differences giving rise to the Company’s deferred tax assets and liabilities are as follows:

	2012	2011
Deferred tax assets:
Allowance for uncollectible accounts receivable	$144	$103
Employee compensation and amounts withheld	310	292
Accrued expenses	516	505
Unicap and inventory reserves	912	940
State tax credits	19	110
Interest rate swap (in equity)	145	91
Pension liability (in equity)	1,499	1,371
Goodwill	138	414
Total deferred tax assets	3,683	3,826

Deferred tax liabilities:
Property, plant and equipment	8,066	6,518
Intangibles	443	-
Pension	399	347
Total deferred tax liabilities	8,908	6,865

Net deferred tax liabilities	$(5,225)	$(3,039)

Reflected in consolidated balance sheets as:
Net current deferred tax asset	$1,901	$1,951
Net long-term deferred tax liability	(7,126)	(4,990)
	$(5,225)	$(3,039)

The Company will only recognize a deferred tax asset when, based upon available evidence, realization is more likely than not.  For the years ended December 29, 2012 and December 31, 2011, the Company has concluded that the total deferred tax assets are recoverable.

Under FASB ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position.  The Company has determined that it has no uncertain tax positions.

On September 12, 2011, The Internal Revenue Service completed its examination of the Company’s 2009 tax return, making no change in the Company’s reported tax.  The Company’s subsequent years’ returns are subject to examination by federal taxing authorities.

The Company has open tax years from 2008 – 2011 with various tax jurisdictions.  The statute of limitations for Connecticut tax returns is closed for all tax years prior to 2008, due to utilization of credit carryforwards.

The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.  There was no accrued interest or penalties associated with any recognized tax benefits, nor was any interest expense recognized during the year.

The Company also has approximately $28 of state tax credit carryforwards relating to property taxes paid on electronic data processing equipment (‘EDP”), training expenses, and capital investments available for use on the 2013 Connecticut tax return.  The EDP credit carryforward will begin to expire if they are not utilized over the next five years.